UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report: October 1, 2013
(Date of earliest event reported)

Sterling Financial Corporation
(Exact name of Registrant as Specified in its Charter)

Washington	001-34696	91-1572822
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 North Wall Street, Spokane, Washington 99201
(Address of Principal Executive Offices and Zip Code)

(509) 358-8097
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On October 1, 2013, Sterling Financial Corporation (the “Company”) completed its acquisition of Commerce National Bank (“CNB”). Immediately following the acquisition, CNB was merged with and into the Company’s principal operating subsidiary, Sterling Savings Bank. The full text of the press release announcing the completion of the acquisition issued on October 2, 2013 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.    Exhibit Description

99.1    Sterling Financial Corporation press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

October 2, 2013	By:	/s/ Patrick J. Rusnak
Date		Patrick J. Rusnak
Chief Financial Officer